SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 25, 1999
                                                         ----------------

                          HERTZ TECHNOLOGY GROUP, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)

        Delaware                    00-21679                    13-3896069
-------------------------         --------------           ---------------------
    (State or other                (Commission                (IRS Employer
    jurisdiction of               File Number)             Identification No.)
     incorporation)

                   75 Varick Street, New York, New York 10013
                   ------------------------------------------
               (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code (212) 634-4000

                                       NA
              ----------------------------------------------------
                (Former name or former address, if changed since
                                  last report)

Item 7: Financial Statements, Pro Forma Financial Statements and Exhibits

      (c)   Exhibits

            Letter from Arthur Andersen LLP dated January 25, 1999

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        HERTZ TECHNOLOGY GROUP, INC.


                                        By: /s/ Eli E. Hertz
                                           -------------------------------------
                                            Eli E. Hertz, Chairman, President
                                            and Chief Executive Officer

Dated: February 9, 1999

                                  EXHIBIT INDEX

Exhibit No.
-----------

    18                Letter from Arthur Andersen LLP dated January 25, 1999